Per Share Amounts (Tables)	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Per Share Amounts

The following tables reconcile net earnings attributable to shareholders of Precision Drilling Corporation and weighted average shares outstanding used in computing basic and diluted net earnings per share attributable to shareholders of Precision Drilling Corporation:

	2025	2024
Net earnings attributable to shareholders – basic	$1,842	$111,195
Effect of share options and other equity compensation plans	—	—
Net earnings attributable to shareholders – diluted	$1,842	$111,195

(Stated in thousands)	2025	2024
Weighted average shares outstanding – basic	13,334	14,229
Effect of share options and other equity compensation plans	7	5
Weighted average shares outstanding – diluted	13,341	14,234